UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number          811-09088
                                  -------------------------------------


                      TEXAS CAPITAL VALUE FUNDS, INC.
-----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78730
-----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                       Mark A. Coffelt, President
                   First Austin Capital Management, Inc.
   6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78730
-----------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   (512) 328-9321
                                                   --------------------

Date of fiscal year end:       09/30
                        ------------------

Date of reporting period:     9/30/04
                         -----------------


ITEM 1. REPORT TO STOCKHOLDERS

INVESTMENT MANAGER'S REPORT

Fellow Shareholders,

The net asset value of the Value and Growth Portfolio (V&G) on September 30th, 2004 was $26.30 per share.


Periods          V&G1        Russell 20002          S&P 5002
                             Smaller Stocks       Larger Stocks


Last Quarter     2.53            -2.86               -1.87
Last Six Months  1.08            -2.40               -0.25
Last 1 Year     31.96            18.77               13.87
Last 3 Years    20.18            13.71                4.03
Last 5 Years    15.40             7.41               -1.33
Since Inception 12.64             8.85                9.16
                                            (See Graph on Page 8)

1 After the maximum sales charge of 5.75%, the returns for the last quarter, last 6 months, last 12 mos., last 3 years, last 5 years, and since inception (11/06/95) would be:
-3.36%, -4.74%, 24.37%, 17.84%, 14.04%, and 11.89%
respectively. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.
Highest comparative returns for each period are shaded



	Of course, you know the old caveat, "past performance may not be indicative of future results."

A Look Back at the Previous Year

The last twelve months have been a period of transition for stocks. Coming out of the bear market that ended March 2003, most stocks soared, with the smallest and riskiest stocks doing particularly well. As 2003 gave way to 2004, the type of stocks that led the market subtly changed as investors lost their appetite for risk. The Iraq war, higher interest rates, potential terrorist activity with two political conventions and an election, put investors on hold. As is frequently the case for investors, their imagined fears far exceeded reality. None-the-less, our response to the changing market environment was to sell many of the small and micro-cap stocks that boosted the fund 72% in 2003 and buy larger, stable, dividend paying stocks. From its pre-Iraq low in March 2003, the S&P 500 is up 39% while your fund is up about 109%.

For the twelve-month period ending September 30th, Texas Capital's Value & Growth portfolio was up 32% while the S&P 500 was up 11.9%. The twelve-month return for the Russell 2000 and the NASDAQ were 17.5% and 6%, respectively. According to Lipper as of November 22nd, the Texas Capital Value Fund ranks in the top 22% of the mid-cap value category for the last year, the top 7% for the last three years, and the top 5% for the last five years (out of 208, 156, and 103 mid-cap value funds for 1 yr, 3 yrs, and 5 yrs, respectively). Beginning 2005, Lipper will place us in a more appropriate "multi-cap" category.

Hopeful Expectations

Now that we've endured six quarters since the conflict started, investors are coming to realize that for many sectors of the economy, business is relatively unaffected by the war. In aggregate, earnings expectations have increased since the beginning of the conflict in Iraq.
When you look at the fundamentals of reasonable valuations combined with strong earnings growth and interest rates at multi-decade lows, it's surprising to us that the market's returns haven't been better.

The fund continues to own undervalued, stable companies with greater than average earnings growth. This earnings growth is backed up by similarly impressive revenue growth. As such, we feel that current earnings growth is sustainable. It would surprise us if market valuations for our companies didn't expand. Absent an expansion of the price to earnings ratio, we're optimistic that the robust growth rate of our companies will still facilitate satisfactory performance.

Fundamentals like earnings and valuations play a huge role in market performance, but investors' sentiment is perhaps even more important. Historically, the market tends to peak during periods of euphoria. To us, it feels like we are a long way from euphoria. Investors currently seem to view the glass as half-empty. As long as this skeptical perspective persists, the market will likely be safe from the irrational exuberance that tends to coincide with the beginning of new bear markets. The real danger is not when investors view the glass as half-full, but when they perceive the glass as overflowing.

A Brief Discussion on Risk and Market Volatility

The primary function of the market is to appraise the intrinsic value of publicly traded equities (technically defined as the value of a dollar today versus the value of that same dollar in the future after taking inflation and return into account). The market discounts intrinsic value after considering the future risks. Though the value component of equities is relatively stable, perception of risks varies widely depending on the immediate outlook.
Immaterial short-term factors are often given too much weight in appraising the long-term value of the market.
History suggests that political concerns typically distract investors from the most important factors that drive the market's performance. Consequently, some of the best buying opportunities present themselves in the middle of crises.

Your asset allocation should depend primarily on your investment time horizon. If you expect to stay invested for at least five or ten years, an allocation that's heavily weighted to stock mutual funds is optimal. With a longer time-horizon, the market performance and volatility of a given year is almost irrelevant. Even if the market has underperformed your expectations, the worst time to sell is following the worst performance years. If you have a near-term (next one or two years) capital requirement you may not want to have as much of your wealth concentrated in the stock market.

We hear that many investors are liquidating their stock portfolios and increasing their allocation to real estate.
Though there are a number of advantages to owning real estate, increasing your real estate investments in response to sluggish years in the market probably is not a good strategy. It's generally futile to time the stock or real estate market. Your asset allocation decisions should be consistent with your long-term investment objectives, not recent performance. Chasing the best performing investment vehicle is somewhat like betting on the number of the horse that won the previous race.

Whatever the market environment, we are attuned to the risk and reward of stocks, spending much of our time weighing sector against sector, industry against industry, and specific investment strategies against each other. We want the most reward for the risk we assume. If value stocks offer that to us, we will be in value. If it's growth stocks, then we will be in growth, and so forth.
Thanks to the recent proxy vote, shareholders have given us the capability to also hedge the portfolio.

Proxy Vote

We are pleased to announce that a majority of shares were voted. Of the shares voted, roughly 95% were in favor of the proposals. The approval of the board's recommendations will allow us to pursue strategies that will hopefully reduce the volatility of the fund as well as increase return.
Since your management holds almost all of its liquid net worth in the fund, being able to hedge, when needed, is important to us too. If you have any questions about the changes in our fundamental investment restrictions, please call us at 800-880-0324. We thank you for responding to this request, and appreciate your faith in us. We will continue to work hard to justify that faith.


<CHART>
Value & Growth Portfolio Comparison with Unmanaged Indices
November 6, 1995 - September 30, 2004
</CHART>

Average Annual Total Return
Period              TCVGX         Russell 2000           S&P 500
                   (@NAV)       (smaller stocks)     (larger stocks)

Ending Value      $27,471           $21,271              $21,810
1 year             24.37%            18.77%               13.87%
5 years            15.40              7.41                -1.33
Since Inception    12.64              8.85                 9.16
Past performance is not indicative of future performance.
The returns shown do not reflect the deduction of taxes
that a shareholder would pay on fund distributions or the
redemption of fund shares.


Important Information

The following disclosure provides important information regarding the Fund's Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example

As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Total Return Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from 04/01/04 to 09/30/04.

Actual Expenses

The information in the table under the heading "Actual
Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical and Actual Expenses
September 30, 2004
Value & Growth Portfolio


EXPENSE EXAMPLE:                       Actual             Hypothetical Performance
                                     Performance        (5% return before expenses)
                                  Total Return Fund           Total Return Fund

Beginning Account Value (04/01/04)     $1,000                     $1,000

Ending Account Value                   $1,006                     $1,017

Expenses Paid During Period1             $9                         $9


1Expenses are equal to the Fund's annualized expense ratio
1.78% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Sector Allocation
September 30, 2004

<CHART>
</CHART>

Portfolio of Investments
September 30, 2004

Common Stocks - 98.49%                       Shares                Market Value

CONSUMER DISCRETIONARY - 11.13%

Automobile Manufacturers - 0.48%

Honda Motors*                                 8,000                  $194,880

Department Stores - 0.47%

Nordstroms                                    5,000                   191,200

Distributors - 1.21%

Brightpoint                                  28,500                   490,200

Homebuilding - 2.07%

Centex Corp                                   3,500                   176,610
Hovnanian*                                   12,200                   489,220
Standard Pacific Corp.                        3,000                   169,110
                                                                      834,940

Motorcycle Manufacturers - 1.02%

Harley Davidson                               6,900                   410,136

Restaurants - 0.90%

McDonald's Corp.                             13,000                   364,390

Retail - Apparel - 0.36%

Mother's Work*                               10,083                   146,204

Retail - Catalog - 0.27%

Sportsman's Guide*                            5,300                   107,219

Retail - Home Improvements - 1.92%

Home Depot                                   15,600                   611,520
Lowes                                         3,000                   163,050
                                                                      774,570

Common Stocks                                Shares                 Market Value
Specialty Stores - 2.07%

Barnes and Noble*                             5,000                  $185,000
Books a Million                              32,370                   259,284
Rent-A-Center*                                5,000                   129,300
Rentway*                                     22,300                   152,755
Sharper Image*                                5,000                   107,250
                                                                      833,589

Tires & Rubber - 0.36%

Goodyear Tire*                               13,600                   146,064

     Total Consumer Discretionary                                   4,493,392

CONSUMER STAPLES - 5.91%

Agricutural Production - 1.89%

Archer Daniels Midland                       43,000                   730,140
MGP Ingredients                               3,200                    31,744
                                                                      761,884

Brewers - 1.11%

Coors (Adolph) B                              6,600                   448,272

Packaged Foods/Meats - 2.72%

Cal-Maine                                    29,600                   324,712
Sanderson Farms                               2,400                    80,280
Sanfilippo & Son*                             3,000                    78,600
Sara Lee                                     27,000                   617,220
                                                                    1,100,812

Personal Products - 0.19%

Parlux Fragrances*                            5,900                    76,700

     Total Consumer Staples                                         2,387,668


Common Stocks                                Shares                Market Value

ENERGY - 14.06%

Oil & Gas Exploration/Production - 3.59%

Maverick Tube*                                4,700                  $144,807
Burlington Resources                          4,000                   163,200
Chesapeake Energy                            10,000                   158,300
Nexen                                        13,000                   543,270
Petrochina ADR                                4,300                   231,168
Pioneer Nat Rsc                               6,000                   206,880
                                                                    1,447,625

Oil & Gas - Integrated - 7.55%

Chevron-Texaco                                6,000                   321,840
ConocoPhillips                                3,000                   248,550
Exxon Mobil                                   7,000                   338,310
Imperial Oil                                  8,600                   444,706
Marathon Oil                                  5,000                   206,400
Occidental Petroleum                          4,000                   223,720
Petro-Canada                                  9,000                   467,550
Suncor Energy                                10,000                   320,100
Tesoro*                                      16,100                   475,433
                                                                    3,046,609



Oil & Gas - Refining/Marketing - 2.92%

Giant Industries*                            18,300                   444,690
Overseas Shipholding                          4,000                   198,560
Sunoco                                        5,100                   377,298
Valero                                        2,000                   160,420
                                                                    1,180,968

     Total Energy                                                   5,675,202

FINANCIALS - 20.42%

Consumer Finance - 1.89%

Capital One Financial                         3,000                   221,700
EZCorp*                                       4,500                    39,155
MBNA Corp                                    20,000                   504,000
                                                                      764,855

Common Stocks                                Shares                Market Value

Diversified Financial Services - 3.42%

Bancolombia SA ADR                           36,800                  $298,080
Bluegreen*                                   17,200                   191,436
CitiGroup                                     8,500                   375,020
J.P. Morgan                                  13,000                   516,490
                                                                    1,381,026

Diversified Banks - 1.20%

Bank of America                              11,200                   485,296

Insurance - Brokers - 0.57%

AON                                           8,000                   229,920

Insurance - Life/Health - 0.70%

Lincoln National                              6,000                   282,000

Insurance - Multi-Line - 1.13%

21st Century Holding Co.                     11,550                   134,211
American Int'l Group                          2,000                   135,980
Hartford Financial                            3,000                   185,790
                                                                      455,981


Insurance - Property/Casualty - 4.96%

ACE Ltd.                                      9,800                   392,588
Allstate                                     15,000                   719,850
First American Financial Corp                 7,300                   225,059
Vesta Insurance                              47,600                   213,724
W.R. Berkley                                  8,000                   337,280
Zenith National Insurance                     2,700                   114,237
                                                                    2,002,738

Regional Banks - 1.68%

National City                                 7,000                   270,340
Suntrust Banks                                5,800                   408,378
                                                                      678,718

Common Stocks                                 Shares                Market Value

Reinsurance - 1.80%

Everest Re Group                              3,500                  $260,155
IPC Holdings                                  4,764                   181,080
Partnerre Holdings                            5,200                   284,388
                                                                      725,623

Thrifts & Mortgage Financing - 3.07%

Countrywide Credit                            5,600                   220,584
Fed Nat'l Mtg.                                4,400                   278,960
Federal Home Loan Mortgage Co.                6,000                   391,440
Fremont General                              15,000                   347,250
                                                                    1,238,234

     Total Financials                                               8,244,391

HEALTH CARE - 13.00%

Health Care - Distributors - 0.18%

Omnicare                                      2,500                    70,900

Health Care - Equipment - 2.90%

Analogic                                        700                    29,183
Biosite*                                     10,500                   514,080
Cytyc*                                        5,000                   120,750
Steris*                                      13,800                   302,772
Synovis Life Tech*                           21,164                   202,328
                                                                    1,169,113

Health Care - Facility - 0.25%

Curative Health Services*                    14,700                   100,989

Health Care - Managed Care - 4.27%

Cigna                                         2,300                   160,149
Coventry Health*                             13,200                   704,484
First Health Group*                           8,000                   128,720
UnitedHealth Group                            9,920                   731,501
                                                                    1,724,854

Common Stocks                                Shares                 Market Value

Health Care - Services - 3.24%

Davita*                                       7,500                  $233,625
Express Scripts Inc.*                         3,000                   196,020
Merge Technologies*                          13,900                   239,914
PDI*                                          4,700                   126,853
Pediatrix Medical Group*                      5,400                   296,190
Ventiv Health*                               12,700                   215,265
                                                                    1,307,867

Health Care - Supplies - 0.25%

Surmodics*                                    4,250                   100,938

Pharmaceuticals - 1.91%

Johnson & Johnson                            13,700                   771,721

     Total Health Care                                              5,246,382

INDUSTRIALS - 13.14%

Airfreight & Logistics - 0.46%

J.B. Hunt Transport                           5,000                   185,700

Airlines - 0.38%

Mesa Air*                                    30,000                   153,000

Building Products - 1.81%

Elkcorp                                      11,100                   308,136
Masco                                         8,000                   276,240
USG                                           8,000                   145,840
                                                                      730,216

Construction & Engineering - 0.36%

Matrix Service*                              28,000                   143,360


Common Stocks                                Shares                 Market Value

Electrical Component - 0.52%

AMX*                                          7,300                  $131,690
Encore Wire*                                  6,000                    79,440
                                                                      211,130

Industrial Machinery - 1.32%

Key Technology*                               8,616                    96,930
Reliance Steel                                4,300                   170,710
SPX                                           7,500                   265,500
                                                                      533,140

Marine - 4.15%

Frontline ADR                                12,000                   566,280
General Maritime*                             8,800                   306,504
OMI                                          31,000                   496,620
Ship Finance International                    3,700                    74,370
Teekay Shipping                               5,400                   232,686
                                                                    1,676,460

Services - Diversified/Commercial - 2.04%

Cendant                                       6,000                   129,600
Deluxe Corp.                                  5,000                   205,100
Electronic Clearing*                         11,000                    96,810
Geo Group*                                    9,700                   198,365
H&R Block                                     3,000                   148,260
Manning Greg Auction*                         4,200                    46,998
                                                                      825,133

Services - Employment - 0.19%

Gevity HR                                     5,000                    76,900

Trucking - 1.91%

Arkansas Best                                 5,000                   183,100
Yellow*                                      12,500                   586,125
                                                                      769,225

     Total Industrials                                              5,304,264

Common Stocks                                Shares                 Market Value

MATERIALS - 7.27%

Specialty Chemicals - 1.10%

RPM International                            18,600                  $328,290
TOR Minerals*                                23,000                   115,460
                                                                      443,750

Diverse Metal/Mining - 1.95%

Alliance Research Partners                    4,000                   222,680
Companhia Vale do Rio Doce                    9,000                   202,230
Consol Energy                                 6,000                   209,340
Southern Peru Copper                          3,000                   154,980
                                                                      789,230

Forest Products - 0.90%

Louisiana Pacific                            14,000                   363,300

Gold - 0.25%

Newmont Mining Co.                            2,200                   100,166

Paper Products - 0.44%

Georgia Pacific                               5,000                   179,750

Steel - 2.63%

Metal Management*                            22,600                   410,868
Novamerican Steel*                            3,000                    71,460
Nucor                                         1,000                    91,370
Posco Ads                                     5,000                   189,250
Schnitzer Steel Industries                    6,800                   219,980
Steel Dynamics                                2,000                    77,240
                                                                    1,060,168

     Total Materials                                                2,936,364


Common Stocks                                 Shares               Market Value

OTHER HOLDINGS - 2.52%

Exchange Traded Funds - 2.52%

Belgium ETF                                  10,000                  $160,200
IShares MSCI Pac Jac                          2,000                   160,020
Ishares MSCI-Austria                         39,000                   696,540
                                                                    1,016,760

     Total Other Holdings                                           1,016,760

TECHNOLOGY - 4.07%

Communications Equipment - 0.38%

Scientific Atlanta                           6,000                    155,520

Computer Storage/Peripherals - 0.40%

Astro-Med                                   14,960                    160,222

Electronic Equipment - 0.74%

Image Sensing Systems*                      11,000                    115,500
Lowrance Electronics                         7,432                    182,233
                                                                      297,733

Home Entertainment Software - 0.34%

Electronic Arts                              3,000                    137,970

Internet Software & Services - 0.42%

Intelligroup*                               67,000                     91,790
New Frontier Media*                         10,000                     77,100
                                                                      168,890

Semiconductors - 0.42%

Texas Instruments                            8,000                    170,240

Services - Data Processing - 1.37%

First Data                                   9,400                    408,900
Sunguard Data Systems*                       6,000                    142,620
                                                                      551,520

     Total Techology                                                1,642,095

Common Stocks                                Shares                Market Value

TELECOMMUNICATIONS - 5.40%

Integrated Telecommunications Services - 4.69%

Alltel                                       9,500                   $521,645
Century Tel                                 27,000                    924,480
Telecom New Zealand-ADR                     14,000                    445,340
                                                                    1,891,465

Wireless Telecommunications Services - 0.71%

Mobile Telesys                               1,000                    144,990
Nextel Communications*                       6,000                    143,040
Talk America                                     1                          5
                                                                      288,035

     Total Telecommunications                                       2,179,500

UTILITIES - 1.57%

Electric Utilities - 1.05%

Korea Electric Power                        20,000                    211,000
Progress Energy                              5,000                    211,700
                                                                      422,700

Gas Utilities - 0.52%

Gulfterra                                    5,000                    209,900

     Total Utilities                                                  632,200

Total Equity Investments (cost $35,745,085)                        39,758,618



Demand Notes - 1.76%

                                           Par Value               Market Value

Wisc Corp Cent Cr Union Demand Note        $712,271                  $712,271
         (1.5100%  12-31-2031)

Total Demand Notes (Cost $712,271)          712,271                   712,271



Total Investments (Cost $36,457,356) (a)     100.25%               40,470,889

Liabilities in Excess of Other Assets        (0.25)%                 (101,331)

Total Net Assets                             100.00%              $40,369,558

*Non-income producing security
ADR - American Depository Receipt



(a)  At September 30, 2004, the cost for federal income tax purposes was $36,463,320.

Net unrealized appreciation was as follows:
                 Gross unrealized appreciation    5,680,409
                 Gross unrealized depreciation   (1,672,840)
                 Net unrealized appreciation     $4,007,569

STATEMENT OF ASSETS & LIABILITIES
September 30, 2004

ASSETS

Total Investments at Market Value,
(Identified Cost $36,457,356) (Note 1-A)              $40,470,889
     Receivable:
        Fund Shares Sold                                   68,765
        Interest and Dividends                             46,824
        Investment Securities Sold                        504,074
           Total Assets                                41,090,552

LIABILITIES
     Payable:
        Investment Securities Purchased                   649,185
        Fund Shares Redeemed                               13,890
        Advisory Fee (Note 2)                              29,800
        Administration Fees (Note 2)                       14,626
        Distribution Fees                                  12,669
        Custody Fees                                          824
           Total Liabilities                              720,994

NET ASSETS                                            $40,369,558



NAV AND REPURCHASE PRICE PER SHARE                         $26.30
(Applicable to 1,534,798 shares outstanding,
$.0001 par value, 25 million shares authorized).

MAXIMUM OFFERING PRICE PER SHARE                           $27.90
   (100/94.25 of net asset value)

NET ASSETS

At September 30, 2004, net assets consisted of:

  Paid - In Capital                                   $42,025,755
Accumulated Net Realized Loss on Investments           (5,669,730)
Net Unrealized Appreciation on Investments              4,013,533
                                                      $40,369,558


Value & Growth Portfolio
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

INVESTMENT INCOME

  Dividends (net of foreign withholding taxes of $6,883) $483,993
  Interest                                                  5,302
      TOTAL INCOME                                        489,295

EXPENSES

  Management Fee (Note 2)                                 179,279
  Administrative Fee (Note 2)                             369,146
  Distribution Fees (Note 2)                               92,286
  Custody Fee                                              10,944
  Interest Expense (Note 4)                                 4,072
      TOTAL EXPENSES                                      655,727

NET INVESTMENT LOSS                                      (166,432)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net Realized Gain from Security Transactions          8,479,018
  Net Change in Unrealized Appreciation on Investments    686,375

NET GAIN ON INVESTMENTS                                 9,165,393


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $8,998,961


Value & Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                               For the Year Ended
                                                                  September 30,
                                                            2004                2003
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net Investment Loss                                      $(166,432)          $(265,490)
Net Realized Gain on Investments                         8,479,018           2,689,219
Change in Unrealized Appreciation on Investments           686,375           3,821,327
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         8,998,961           6,245,056
DISTRIBUTIONS TO SHAREHOLDERS                                -                   -
CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                                           19,133,136           7,573,626
  Shares Redeemed                                      (13,791,883)         (8,198,464)
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS (a)  5,341,253            (624,838)

TOTAL INCREASE IN NET ASSETS                            14,340,214           5,620,218
NET ASSETS:
  Beginning of Year                                     26,029,344          20,409,126
  End of Year                                          $40,369,558         $26,029,344

(a) CAPITAL SHARE TRANSACTIONS
  Shares Sold                                              778,091             417,103
  Shares Redeemed                                         (549,584)           (499,038)
TOTAL INCREASE (DECREASE) IN SHARES                        228,507             (81,935)


Value & Growth Portfolio
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period


PER SHARE
OPERATING                                       Year ended September 30,
PERFORMANCE                      2004         2003        2002        2001        2000


NAV, BEGINNING  OF YEAR         $19.93       $14.70      $15.15      $14.05      $12.85

Net Investment Loss              (.11)        (.20)       (.17)       (.06)       (.05)
Net Realized and Unrealized
Gains/(Losses)                   6.48         5.43        (.28)       1.16        1.25
TOTAL FROM INVESTMENT OPERATIONS 6.37         5.23        (.45)       1.10        1.20

LESS DISTRIBUTIONS

Net Capital Gains                 .00          .00         .00         .00         .00

NAV, END OF YEAR                 $26.30       $19.93      $14.70      $15.15      $14.05

TOTAL RETURN FOR FISCAL YEAR     32.0%        35.6%       (3.0)%       7.8%        9.3%

RATIOS/SUPPLEMENTAL DATA

Net Assets End of Year ($000)    $40,370     $26,029     $20,409      $26,995    $18,706

RATIOS TO  AVERAGE NET ASSETS

Expenses                          1.78%        1.93%        1.81%       1.84%      1.93%
Net Investment Loss               (.45)%      (1.28)%       (.90)%     (0.46)%    (0.35)%

Portfolio Turnover Rate           171.9%       260.2%       347.5%      451.6%     284.3%

Average Debt Per Share            $.07         $.23           -         $.01       $.05

Average Debt Outstanding($000)     $99         $291          $3          $18       $82
Average Shares Outstanding(000)   1,499        1,278         1,545       1,561     1,530


NOTES TO FINANCIAL STATEMENTS
September 30, 2004

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES
Texas Capital Value Funds, Inc. was incorporated on June
26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "V&G") is a series of the Texas Capital
Value Funds, Inc, (the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. 	Security Valuation - Portfolio securities that are
listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time).
Unlisted securities that are not included in such System
are valued at the mean of the quoted bid and asked prices
in the over-the-counter-market.  Securities and other
assets for which market quotations are not readily
available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was
60 days or less, or by amortizing the values as of the
61st day prior to maturity, if their original term to
maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to
meet the requirements of the Internal Revenue Code
applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.
At September 30, 2004, V&G had a capital loss carryforward available for federal income tax purposes of $5,663,766, available to offset future gains, if any, of which
$4,950,326 expires in 2007, and $713,440 expires in 2010.
C. 	Securities Transactions, Investment Income and Other
- Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from
investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.


NOTES TO FINANCIAL STATEMENTS
September 30, 2004

E. 	Accounting Estimates - The preparation of financial
statements in accordance with accounting principles
generally accepted in the United States of America requires
management to make estimates and assumptions that affect
the reported amounts of assets and liabilities at the date
of the financial statements and the amounts of income and
expense during the reporting period.  Actual results could
differ from those estimates.F. 	Reclassification of
Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants'
Statement of Position 93-2: Determination, Disclosure, and
Financial Statement Presentation of Income, Capital and
Return of Capital Distributions by Investment Companies.
For the year ended September 30, 2004, V&G decreased paid-in capital by $166,432 due to V&G experiencing net investment losses. Net assets were not affected by this change.

2.    TRANSACTIONS WITH AFFILIATES
Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.
     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.
     In addition, the Advisor is acting as the administrator to the Fund. For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series. The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.Transactions with Texas Capital, Inc.
The Advisor owns an interest in Texas Capital, Inc., a registered broker-dealer. For the year ending September
30, 2004, V&G transacted $385,764 in commissions through Texas Capital, Inc. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly.Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the year ending September 30, 2004, the amount paid to the Distributor was $92,286 for V&G.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.


NOTES TO FINANCIAL STATEMENTS
September 30, 2004

3.	PURCHASES AND SALES OF SECURITIES

For the year ending September 30, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $66,008,993 and $61,224,558, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT

The Fund has a $9 million secured line of credit with US
Bancorp. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 2004, the Fund had $0 outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 4.01% and the weighted average amount outstanding was $99,421.

5.	DISTRIBUTIONS TO SHAREHOLDER

As of September 30, 2004, the components of distributable earnings on a tax basis was as follows:

Capital Loss Carryforward  $(5,663,766)
Unrealized Appreciation      4,007,569
                           $(1,656,197)

There were no distributions paid in fiscal years 2003 and 2004. The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.    AVAILABLILITY OF QUARTERLY PORTFOLIO SCHEDULE
(unaudited)

Beginning with its first and third fiscal quarters ending on or after July 9, 2004, Texas Capital Value Funds will file the Funds' complete schedules of portfolio holdings with the SEC on form N-Q. The Funds' Form N-Q will be available without charge, upon request, by calling 1-800-
880-0324. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

7.	AVAILABLILITY OF PROXY VOTING POLICIES AND PROCEDURES
(unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free
800-880-0324. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.




REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "Fund"), a series of shares of the Texas Capital Value Funds, Inc., including the portfolio of investments, as of September
30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 29, 2004






BOARD OF DIRECTORS (UNAUDITED)

The Directors of the Fund, their positions held with the Fund and their principal occupations during the past five years
are set forth below.
Name, Age, and        Position(s)   Term of   Principal Occupation(s)   Number of   Other
Address               Held with     Office    During Past 5 Years       Portfolios  Directorships
                      Fund                                              Overseen    Held by
                                                                        by          Director
                                                                        Director




Mark A. Coffelt,      Chairman of   Since     President of First Austin    1          0
C.F.A, 50             the Board,    November, Capital Management, Inc.
6300 Bridgepoint      President     1995      (1988-Present)
Parkway, Bldg. II,
Ste. 105
Austin, TX 78730


Janis A. Claflin, 64  Independent  Since      President and owner of       1          0
1301 Capital of       Director     November,  Claflin & Associates
Texas Highway Ste                  1995       (1985- Present)
B-127                                         Chairperson of the Trustee
Austin, Texas                                 Program Committee on the
78746                                         Board of Directors of the
                                              Fetzer Institute (1987-
                                              Present)
                                              Licensed Marriage and
                                              Family Therapist


Edward K. Clark,      Independent  Since      CPA-Emergent                 1          0
Attorney, CPA, 53     Director     November,  Technologies (2002-
2508 Ashley Worth                  1995       Present)
Blvd., Suite 200                              Member-Kelly, Hart &
Austin, TX 78738                              Hallman (1997-2002)
                                              Partner-Clark & Clark of
                                              Austin, Texas (1995-1997)
                                              Certified Public
                                              Accountant




John Henry            Independent  Since      President and founder of     1          0
McDonald, CFP, 56     Director     November,  Austin Asset Management
7200 N. MoPac                      1995       (1990-Present)
#315                                          CFP from the College for
Austin, TX 78731                              Financial Planning
                                              Member of the CFP Board
                                              of Standards
                                              President of the Austin
                                              Society of Certified
                                              Financial Planners



ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.
(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has one audit committee financial expert serving on the audit committee, and any person who performs a similar function.

(a)(2) The audit committee financial expert is Ed Clark.
Mr. Clark is independent as defined in Form N-CSR Item 3
(a) (2)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker ("Tait Weller") serves as independent auditor to the Fund. This is the eighth year for which Tait Weller has served as auditor to the Fund.

(a) Audit Fees
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years was $11,000 and $11,000 for 2003 and 2004, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in the last fiscal year for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES was $0 for 2004.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 for 2004.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in the last fiscal year for professional services rendered by Tait
Weller for tax compliance, tax advice, and tax planning was $2,000 for 2004. The nature of the services provided were tax compliance, tax advice and tax planning. The
Audit Committee pre-approved 100% of these services provided by Tait Weller for 2004.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 for 2004.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in the last fiscal year for products and services provided by Tait
Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES was $0 for 2004.


The fees billed to other entities in the investment company complex for products and services provided by Tait
Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant was $0 for 2004.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by Tait Weller for services rendered to the Registrant for the last fiscal year of the Registrant was $0 for 2004.

Non-audit fees billed by Tait Weller for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant was $4,250 for 2004.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining Tait Weller's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for the Fund is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES  BY  CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES.
         CONCLUSIONS ON EVALUATION OF DISCLOSURE CONTROLS
         AND PROCEDURES

Item 10(a) - The certifying officer, whose certifications are included herewith, has evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In his opinion, based on his evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared.

Further, in his opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange
Commission's rules and forms.

Item 10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(a)(1)    The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley
          Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)    Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.


                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.



By      /s/ MARK A. COFFELT                    Date  November 30, 2004
--------------------------------------         ------------------------
            Mark A. Coffelt, President and Chairman
            Texas Capital Value Funds, Inc.



                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mark A. Coffelt
   ---------------------------
   Principal Executive Officer

Date: November 30, 2004



By: /s/ Mark A. Coffelt
   ---------------------------
   Principal Financial Officer

Date: November 30, 2004